SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              July 24, 2016
                             Date of Report
                  (Date of Earliest Event Reported)

                       DOERS EDUCATION ASEAN LIMITED
          (Exact Name of Registrant as Specified in its Charter)

                    COLLINS ISLAND ACQUISITION CORPORATION
           (Former Name of Registrant as Specified in its Charter)

 Delaware                      000-55630	       81-81-2141429
(State or other         (Commission File Number)     (IRS Employer
jurisdiction                                      Identification No.)
of incorporation)

                     9454 Wilshire Boulevard, #610
                    Beverly Hills, California 90212
                 (Address of Principal Executive Offices)

                               310-362-4898
           (Registrant's telephone number, including area code


      ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Doers Education Asean Limited and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              COLLINS ISLAND ACQUISITION CORPORATION

Date: July 24, 2016
                             /s/ James Cassidy
                       		  President